Goodwill and Intangible Assets - Intangible assets, net (Details) - USD ($) $ in Thousands	Sep. 30, 2024	Dec. 31, 2023
Goodwill and Intangible Assets
IPR&D	$ 22,100
Developed technology, Gross Carrying Amount	4,100
Developed technology, Net Carrying Amount	3,961
Gross Carrying Amount	26,200
Accumulated Amortization	(139)
Net Carrying Amount	$ 26,061	$ 0
Developed technology, Useful Life (years)	5 years